EXHIBIT 10.2
FORM
(employees, officers, directors, consultants and advisors)
Amended and Restated
PAR Technology Corporation
2015 Equity Incentive Plan

GRANT NOTICE – OPTION AWARD
PAR Technology Corporation (the “Company”), hereby grants as of the Grant Date to the Participant an option (the “Option”) to purchase the number of shares (the “Shares”) of the Company’s common stock, par value $0.02 per share (the “Common Stock”) specified below (the “Award”). The Award is granted pursuant to the PAR Technology Corporation Amended and Restated 2015 Equity Incentive Plan (the “Plan”) and is subject to the terms and conditions of this Grant Notice, the Option Award Agreement attached to this Grant Notice as Appendix A (the “Award Agreement”), and the Plan (each as amended from time to time). The Plan is incorporated into and forms a part of this Grant Notice and the Option Award Agreement. In the event of any conflict between the Grant Notice or the Award Agreement on the one hand and the Plan on the other hand, the terms of the Plan shall control.

Name of the Participant:
Grant Date:
Total number of Shares subject to the Option:
Exercise Price per Share:
Total Exercise Price:
Expiration Date:
Type of Option:	☐ Incentive Stock Option ☐ Non-qualified Stock Option
Vesting Schedule:
Subject to the Participant’s continued employment or service with the Company or any of its subsidiaries or affiliates through the applicable Vesting Date, the Option shall vest and become exercisable in accordance with the following schedule:

Change of Control (as defined in the Plan):

By execution of this Grant Notice, the Participant acknowledges that he or she has received and read the Award Agreement, the Plan, and this Grant Notice, and agrees to be bound by the terms and conditions of the Plan, the Award Agreement, and this Grant Notice. The Participant further acknowledges and agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Plan, this Grant Notice, or the Award Agreement, unless determined to be arbitrary or capricious or unlawful prior to a Change of Control. Upon or after the occurrence of a Change of Control, any decisions of the Committee or the Company with respect to this Grant Notice and Award Agreement shall be subject to de novo review and shall not be entitled to any special deference.
PAR Technology Corporation

By:_____________________________

Title:____________________________

______________________________
Participation Signature

Appendix A
Amended and Restated
PAR Technology Corporation
2015 Equity Incentive Plan

OPTION AWARD AGREEMENT
This Option Award Agreement applies to the Option Award evidenced by the Grant Notice to which this Award Agreement is attached. Capitalized terms not specifically defined in this Award Agreement shall have the meanings specified in the Plan and the Grant Notice.

1. Option Award. PAR Technology Corporation (the “Company”) has granted to the Participant the Option to purchase the number of Shares at the Exercise Price per Option Share set forth in the Grant Notice. If designated in the Grant Notice as an Incentive Stock Option and the Participant is an employee, the Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code. However, to the extent that the Option exceeds the $100,000 limit in Section 422, such excess Option shall be treated as a Non-Qualified Stock Option. Further, if for any reason the Option (or portion thereof) shall not qualify as an Incentive Stock Option, then, to the extent of such non-qualification, the Option (or portion thereof) shall be regarded as a Non-Qualified Stock Option granted under the Plan. In no event shall the Company or any of its respective employees or directors have any liability to the Participant (or any other person) due to the failure of the Option (or portion thereof) to qualify for any reason as an Incentive Stock Option.
2. Vesting and Exercise of the Option.
(a)    After the Grant Date, subject to termination or acceleration as provided in the Grant Notice, the Plan and this Award Agreement, the Option shall vest and become exercisable in accordance with the Vesting Schedule set forth in the Grant Notice. There shall be no proportionate or partial vesting in the periods prior to the applicable Vesting Date and all vesting shall occur only on the appropriate Vesting Date if the Participant is then employed or providing services to the Company or to any of its subsidiaries or affiliates (“Affiliate” means collectively, the Company’s subsidiaries and affiliates). If application of the Vesting Schedule results in a fraction of a Share becoming exercisable, such fractional Share shall be deemed not to be exercisable.
(b)    The Option, or any exercisable portion thereof, may be exercised by delivery to the Secretary of the Company an exercise notice in the form attached to this Award Agreement as Exhibit A (the “Notice of Exercise”), along with payment of the Exercise Price set forth in the Grant Notice for the Shares being exercised.
(c)    Each election to exercise the Option shall be in writing, in the form of the Notice of Exercise attached hereto as Exhibit A , signed by the Participant, and received by the Company at its principal office, accompanied by this agreement, or in such other form (which may be electronic) as is approved by the Company, together with payment in full in the manner provided in the Plan. The Participant may purchase less than the number of Shares covered the Option, provided that no partial exercise of the Option may be for any fractional Share.
3.Expiration of Option. Except as provided in this Section 3, the Option shall expire and cease to be exercisable as of the Expiration Date set forth in the Grant Notice. For purposes of this Award Agreement, “Termination of the Participant’s Service” means ceasing to be an employee or service provider of the Company or any of its Affiliates, subject to the Committee’s discretion to determine that a transition from a full-time employee to a service provider constitutes a Termination of Service.
(a)    Upon the date of Termination of the Participant’s Service due to death or disability (as defined in Code Section 22(e)(3), (i) the unvested portion of the Option shall terminate as of the date of the Participant’s death or disability, and (ii) the portion of the Option vested as of the date of the Participant’s death or disability may be exercised at any time within twelve (12) months following such date (but in no event later than the

Expiration Date). To the extent the Option is not exercised within the time specified herein, the Option shall terminate.
(b)    Upon the date of Termination of the Participant’s Service for any reason other than for Cause (as defined in the Plan) or due to death or disability, (i) the unvested portion of the Option shall terminate as of the date of such termination, and (ii) the portion of the Option vested as of the date of such termination may be exercised during the three (3) month period immediately following such date (but in no event later than the Expiration Date). To the extent the Option is not exercised within the time specified herein, the Option shall terminate.
(c)    Upon the date of Termination of the Participant’s Service for Cause, both the vested and unvested portion of the Option shall be forfeited, and the Option shall terminate as of such date.
Except as otherwise provided herein, during the Participant’s lifetime, only the Participant may exercise the Option, unless it has been disposed of pursuant to a domestic relations order approved by the Company (as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended from time to time, or the rules thereunder, a “DRO”). After the Participant’s death, any vested portion of the Option may, to the extent exercisable, be exercised by the deceased Participant’s personal representative or by any person empowered to do so under the deceased Participant’s will or under the then applicable laws of descent and distribution.
If the Option is an Incentive Stock Option, Termination of the Participant’s Service (or, to the extent applicable, change in relationship with the Company or with its Affiliates) may result in the Option no longer qualifying as an Incentive Stock Option, and therefore being taxed as a Non-Qualified Stock Option, pursuant to applicable law.
4.    Tax Obligations. The Participant agrees, the Participant is responsible for the payment of all Federal, state, local and foreign income and employment taxes related to the Option exercise or otherwise arising in connection with the Award and legally applicable to the Participant (“tax obligations”). The Participant acknowledges and agrees that the Company may refuse to honor the exercise and refuse to deliver Shares to the Participant unless and until the Participant pays to the Company, or makes satisfactory arrangements (as determined by the Company) for payment of, the tax obligations.
5.    Rights as Stockholder. The holder of the Option shall not be, and shall not have any of the rights or privileges of, a stockholder of the Company, including, without limitation, voting rights and rights to dividends in respect of any Shares issuable upon the exercise of the Option unless and until such Shares shall have been issued by the Company and are held of record by such holder (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). The Shares shall be issued to the Participant as soon as practicable after the Option is exercised. No adjustment shall be made for a dividend or other right for which the record date is prior to the date of issuance except as provided in Section 3(d) of the Plan.
6.    General Provisions.
(a)    Injurious Conduct. If the Participant shall engage in Injurious Conduct as described in this Section 6(a), both the vested and unvested portion of the Option shall be automatically forfeited and the Option shall terminate as of such date and, the Committee may, in its sole discretion, require the Participant to return to the Company any Shares acquired upon exercise of the Option. If the Shares acquired upon exercise have been disposed of by the Participant, then the Company may require the Participant to pay to the Company the gross pre-tax proceeds received by the Participant on such disposition. For purposes of this Award Agreement, “Injurious Conduct” means: (i) “for Cause” conduct; and (ii) during the Participant’s employment or service with the Company or an Affiliate and thereafter, the Participant breaches any written confidentiality, non-solicitation or non-competition covenant with the Company or an Affiliate.
(b)    Claw-Back. The Participant acknowledges and agrees that the Participant and the Award are subject to the terms and conditions of Section 7(i) (Clawback, Recovery and Recoupment) of the Plan.
(c)    Assignment. Subject to Section 3 hereof, the Option may not be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution and the Option shall be exercisable only by the Participant during his or her lifetime. Notwithstanding any other provision in this Award Agreement, the Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to the Option upon the Participant's death. A beneficiary, legal guardian, legal representative, or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and this Award Agreement, except to the extent the Plan and this Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. Subject to the requirements of applicable law, a beneficiary designation may be changed or revoked by the Participant at any time provided the change or revocation is filed with the Committee prior to the Participant's death.
(d)    Successors and Assigns. The Company may assign any of its rights under this Award Agreement to single or multiple assignees, and this Award Agreement shall inure to the benefit of the successors and assigns of the Company.
(e)    No Rights to Continued Employment or Service or to Award. Nothing in the Plan or in this Award Agreement shall confer on the Participant any right to employment or continued service with the Company or its Affiliates, or interfere in any way with the right of the Company or its Affiliates to terminate or change the terms of the Participant's employment or service at any time.
(f)    Market “Stand-Off” Agreement. In the event the Company proposes to offer for sale to the public any of its equity securities and the Participant is requested by the Company and any underwriter engaged by the Company in connection with such offering to sign an agreement restricting the sale or other transfer of the Shares or other securities of the Company, then the Participant will promptly sign such agreement and will not sell or otherwise transfer, whether in privately negotiated transactions or to the public in open market transactions or otherwise, any Shares or other securities of the Company held by the Participant during such period as is determined by the Company and the underwriter, not to exceed 180 days following the closing of the offering, plus such additional period of time as may be required to comply with Marketplace Rule 2711 of the National Association of Securities Dealers, Inc. or similar rules thereto (such period, the “Lock-Up Period”). Such agreement shall be in writing and in form and substance reasonably satisfactory to the Company and such underwriter and pursuant to customary and prevailing terms and conditions. Notwithstanding whether the Participant has signed such an agreement, the Company may impose stop-transfer instructions with respect to the Shares or other securities of the Company subject to the foregoing restrictions until the end of the Lock-Up Period. The market “stand-off” agreement established pursuant to this Section 8(f) shall survive termination or expiration of this Award Agreement.
(g)    Governing Law and Construction. This Award Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to any choice of law or conflict of law rules or provisions.
(h)    Spousal Consent. The Participant’s spouse has signed the Consent of Spouse attached to this Award Agreement as Exhibit B.

(i)    Notices. Any notice to be given under the terms of this Award Agreement to the Company shall be addressed to the Company in care of the Secretary of the Company at the Company's principal office, and any notice to be given to the Participant shall be addressed to the Participant at the Participant's last address reflected on the Company's records. By a notice given pursuant to this Section, either party may hereafter designate a different address for notices to be given to that party. Any notice shall be deemed to have been adequately given if delivered in person or if given by certified mail (return receipt requested) and deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service.
(j)    Severability. Wherever possible, each provision of this Award Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision hereof shall be prohibited by or invalid under any such law, that provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating or nullifying the remainder of that provision or any other provisions of this Award Agreement.

(k)    Notification of Disqualifying Disposition. If the Option is designated as an Incentive Stock Option in the Grant Notice, the Participant shall notify the Company in writing immediately after the Participant makes a Disqualifying Disposition of any of the Shares acquired pursuant to the exercise of the Option. Any sale or other disposition of such Shares that occurs (i) within two (2) years of the Option Grant Date or (2) within one (1) year of the date the Shares were acquired upon exercise of the Option is considered a Disqualifying Disposition. Such notice shall specify the date of such sale or other disposition and the amount realized, in cash, other property, assumption of indebtedness or other consideration, by the Participant in such sale or other disposition.

Exhibit A

Notice of Exercise

PAR Technology Corporation
8383 Seneca Turnpike
New Hartford, NY 13413
Attention: Secretary
1.    Exercise of Option. Effective as of today, ______________, 20__, the undersigned ("Participant") hereby elects to exercise Participant's option to purchase _________ shares of the Common Stock (the "Shares") of PAR Technology Corporation (the "Company") under and pursuant to the Amended and Restated PAR Technology Corporation 2015 Equity Incentive Plan (the "Plan") and the Grant Notice and Option Award Agreement dated ____________, 20__ (the "Award Agreement"). Capitalized terms not specifically defined in this Notice shall have the meanings specified in the Plan, the Award Agreement, and the Grant Notice.

2.    Delivery of Payment. Purchaser herewith delivers to the Company the full purchase price of the Shares, in the amount of $________ (the “Exercise Price”), in the form of:

□    Cash or check.
□     By delivery of shares of Common Stock owned by the Participant                     having a Fair Market Value on the date of exercise equal to the                         aggregate Exercise Price.
□     Through a broker-assisted cashless exercise arrangement.

3.    Representations of Participant. Participant acknowledges that Participant has received, read, and understood the Plan, the Grant Notice and the Award Agreement and agrees to abide by and be bound by their respective terms and conditions.

4.    Rights as Stockholder. Until the issuance of the Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Option, notwithstanding the exercise of the Option. The Shares shall be issued to the Participant as soon as practicable after the Option is exercised. No adjustment shall be made for a dividend or other right for which the record date is prior to the date of issuance except as provided in Section 3(d) of the Plan.

5.    Tax Consultation. Participant understands that Participant may suffer adverse tax consequences as a result of Participant's purchase or disposition of the Shares. Participant represents that Participant has consulted with any tax consultant(s) Participant deems advisable regarding the purchase or disposition of the Shares and that Participant is not relying on the Company for any tax advice.

6.    Governing Law; Severability. This Notice shall be governed by the laws of the State of Delaware excluding its conflict of law provisions.

Submitted by:	Accepted by:
Participant	PAR Technology Corporation

Signature	By

Print Name	Title

Exhibit B

Consent of Spouse

I, __________________________, spouse of _______________________, have read and approve the Grant Notice and Option Award Agreement (collectively, the “Agreement”) to which this Consent of Spouse is attached.

In consideration of PAR Technology Corporation’s grant to my spouse of an Option to purchase shares of Common Stock of PAR Technology Corporation set forth in the Agreement, I hereby appoint my spouse as my attorney-in-fact in respect to the exercise of any rights under the Agreement and I agree to be bound by the provisions of the Agreement insofar as I may have any rights in said Agreement, the Option or in any of the shares of Common Stock of PAR Technology Corporation acquired upon exercise of the Option pursuant thereto under the community property laws or similar laws relating to marital property in effect in the state of our residence as of the date of the signing of the foregoing Agreement.

Capitalized terms not specifically defined in this Agreement shall have the meanings specified in the Plan, the Option Award Agreement, and the Grant Notice.

Date:

______________________________________
Signature of Spouse